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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITY EXCHANGE ACT OF 1934



Date of report  September 12, 1997
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                           NPS PHARMACEUTICALS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-23272                                     87-0439579
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   (Commission File Number)               (I.R.S. Employer Identification No.)


   420 Chipeta Way, Salt Lake City, Utah                            84108-1256
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(Address of Principal Executive Offices)                             (Zip Code)


   (801) 583-4939
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(Registrant's Telephone Number, Including Area Code)


   N/A
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(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On September 11, 1997, NPS Pharmaceuticals, Inc. (the "Company") announced that Amgen Inc. ("Amgen") will update its strategy for the ongoing development of the Company's novel drugs, referred to as "calcimimetics" for treating primary and secondary hyperparathyroidism. The press release announcing the update is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.  Exhibits

             99.1 Press Release dated September 11, 1997 and titled "Amgen and NPS to Update Calcimimetics Development Plan."




                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NPS PHARMACEUTICALS, INC.


Date:  September 12, 1997                              /s/ JAMES U. JENSEN
                                                 -------------------------------
                                                 James U. Jensen, Vice President



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                                 INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit Number     Description                                     Numbered Page
--------------     -----------                                     -------------

        99.1 Press Release dated September 11, 1997 and titled "Amgen and NPS to Update Calcimimetics Development Plan."



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